Quarterly Holdings Report
for
Fidelity Advisor® Utilities Fund
April 30, 2022
AFUG-NPRT3-0622
1.800331.118
Common Stocks - 96.7%
	Shares	Value ($)
Construction & Engineering - 0.5%
Construction & Engineering - 0.5%
Quanta Services, Inc.	29,300	3,398,214
Electric Utilities - 63.3%
Electric Utilities - 63.3%
American Electric Power Co., Inc.	340,117	33,708,996
Constellation Energy Corp.	526,690	31,185,315
Duke Energy Corp.	130,540	14,380,286
Edison International	481,890	33,149,213
Entergy Corp.	274,494	32,623,612
Evergy, Inc.	24,879	1,688,040
Exelon Corp.	927,772	43,401,174
FirstEnergy Corp.	703,216	30,456,285
NextEra Energy, Inc.	1,290,848	91,676,025
OGE Energy Corp.	214,800	8,308,464
PG&E Corp. (a)	2,935,689	37,136,466
PPL Corp.	1,138,900	32,242,259
Southern Co.	769,988	56,509,419
Xcel Energy, Inc.	74,000	5,421,240
		451,886,794
Gas Utilities - 1.0%
Gas Utilities - 1.0%
Southwest Gas Corp.	79,100	6,969,501
Independent Power and Renewable Electricity Producers - 9.3%
Independent Power Producers & Energy Traders - 7.9%
Clearway Energy, Inc.:
Class A	66,926	1,902,037
Class C	42,898	1,309,676
The AES Corp.	1,362,220	27,816,532
Vistra Corp.	1,027,852	25,716,857
		56,745,102
Renewable Electricity - 1.4%
NextEra Energy Partners LP (b)	116,410	7,759,891
Sunnova Energy International, Inc. (a)(b)	135,795	2,345,180
		10,105,071
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		66,850,173
Multi-Utilities - 21.8%
Multi-Utilities - 21.8%
CenterPoint Energy, Inc.	717,769	21,970,909
Dominion Energy, Inc.	355,376	29,012,897
NiSource, Inc.	807,652	23,518,826
Public Service Enterprise Group, Inc.	504,305	35,129,886
Sempra Energy	286,700	46,261,912
		155,894,430
Oil, Gas & Consumable Fuels - 0.8%
Oil & Gas Storage & Transport - 0.8%
Energy Transfer LP	517,900	5,738,332
TOTAL COMMON STOCKS (Cost $534,283,523)		690,737,444

Money Market Funds - 5.2%
	Shares	Value ($)
Fidelity Cash Central Fund 0.32% (c)	27,100,879	27,106,300
Fidelity Securities Lending Cash Central Fund 0.32% (c)(d)	10,096,558	10,097,568
TOTAL MONEY MARKET FUNDS (Cost $37,203,868)		37,203,868

TOTAL INVESTMENT IN SECURITIES - 101.9% (Cost $571,487,391)	727,941,312
NET OTHER ASSETS (LIABILITIES) - (1.9)%	(13,742,266)
NET ASSETS - 100.0%	714,199,046

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.32%	9,596,579	159,437,252	141,927,531	10,793	-	-	27,106,300	0.1%
Fidelity Securities Lending Cash Central Fund 0.32%	21,565,325	46,116,659	57,584,416	6,653	-	-	10,097,568	0.0%
Total	31,161,904	205,553,911	199,511,947	17,446	-	-	37,203,868

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.